Exhibit 99.1

FOR IMMEDIATE RELEASE

MetroCity Bankshares, Inc. Announces Share Repurchase Program

ATLANTA, Ga., April 23, 2021 – MetroCity Bankshares, Inc. (the “Company”) (NASDAQ: MCBS), the holding company for Metro City Bank, announced today that its board of directors has adopted a share repurchase program for the 2021 calendar year. Under the repurchase program, the Company may repurchase up to 1,000,000 shares of its current outstanding shares of common stock.

The repurchase program permits shares to be repurchased in open market or private transactions, through block trades, and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 and Rule 10b-18 of the Securities and Exchange Commission (“SEC”).

Repurchases may be made at management's discretion at prices management considers to be attractive and in the best interests of both the Company and its shareholders, subject to the availability of stock, general market conditions, the trading price of the stock, alternative uses for capital, and the Company's financial performance.  Open market purchases will be conducted in accordance with the limitations set forth in Rule 10b-18 of the Securities and Exchange Commission and other applicable legal requirements. The Company expects to fund the share repurchases through cash on hand.

The repurchase program may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases. The repurchase program does not obligate the Company to purchase any particular number of shares. The share repurchase program has an expiration date of December 31, 2021.

About MetroCity Bankshares, Inc.

MetroCity Bankshares, Inc. is a Georgia corporation and a bank holding company for its wholly-owned banking subsidiary, Metro City Bank, which is headquartered in the Atlanta metropolitan area. Metro City Bank currently operates 19 full-service branch locations in multi-ethnic communities in Alabama, Florida, Georgia, New York, New Jersey, Texas and Virginia. To learn more about Metro City Bank, visit www.metrocitybank.bank.

Forward Looking Statements

This press release may contain forward-looking statements that are based on various facts and derived utilizing numerous important assumptions that are subject to known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information concerning the timing, manner, amount, and overall impact of future purchases under the repurchase program, as well as any other statement other than statements of historical fact. Words or phrases such as “may,” “should,” “could,” “predict,” “potential,”

“believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” and “outlook,” or the negative version of those words, or such other comparable words or phrases are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements are not historical facts, and are based on current expectations, estimates, and projections about the Company’s industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, assumptions, and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Unless required by law, the Company also disclaims any obligation to update any forward-looking statements. Interested parties should not place undue reliance on any forward-looking statement and should carefully consider the risks and other factors that the Company faces.  For a discussion of these risks and other factors, please see the sections titled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent quarterly reports on Form 10-Q, and in other documents that we file with the Securities and Exchange Commission from time to time.

Contact Information

Farid Tan

770-455-4978

faridtan@metrocitybank.bank

Lucas Stewart

678-580-6414

lucasstewart@metrocitybank.bank